UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2007


                          First Consulting Group, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                   0-23651                     95-3539020
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(State or other jurisdiction      (Commission                 (IRS Employer
     Of incorporation)            File Number)              Identification No.)

            111 W. Ocean Blvd. 4th Floor,
                    Long Beach, CA                                90802
       (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

         On September 13, 2007, FCG issued a press release announcing the sale of its FirstGateways software business to MedPlus, Inc. The transaction was completed on September 12, 2007. The full text of the release is furnished as
Exhibit 99.1 to this report.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         Attached as Exhibit 99.1 to this report is FCG's press releases furnished under Item 7.01 of this report.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        First Consulting Group, Inc.



Date:  September 13, 2007         By:   /s/ Michael A. Zuercher
                                        ----------------------------------------
                                        Michael A. Zuercher
                                        Senior VP, General Counsel and Secretary